Rule 497(e)

File Nos. 333-01153 and 811-07549

SCHWAB SELECT ANNUITY®

SUPPLEMENT dated January 15, 2013

to the Prospectus dated May 1, 2012

for the Variable Annuity-1 Series Account

of Great-West Life & Annuity Insurance Company

Effective February 15, 2013, Federated Capital Appreciation Fund II will change its name to “Federated Managed Tail Risk Fund II.” Accordingly, all references in the Prospectus to “Federated Capital Appreciation Fund II” are deleted and replaced with “Federated Managed Tail Risk Fund II.”

In addition, effective February 15, 2013, the description and investment object for the Federated Capital Appreciation Fund II Portfolio on page 14 of the Prospectus is deleted in its entirety and replaced with the following:

“Federated Managed Tail Risk Fund II –Primary Shares (formerly Federated Capital Appreciation Fund II) seeks capital appreciation by investing primarily in common stock of domestic companies with large and medium market capitalizations that offer superior growth prospects or of companies whose stock is undervalued. Advised by Federated Equity Management Company of Pennsylvania.”

* * * * *

Effective February 15, 2013, the section entitled “Total Annual Portfolio Operating Expenses” on page 9 of the Prospectus is deleted in its entirety and replaced with the following:

“Total Annual Portfolio Operating Expenses	Minimum	Maximum

(Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.28%	2.24%[1]”

In addition, effective February 15, 2013, under the section entitled “Example” on page 10 of the Prospectus, the third paragraph of the section is deleted in its entirety and replaced with the following:

“Although your actual costs may be higher or lower, based on these assumptions, if you retain your Contract, annuitize your Contract or if you surrender your Contract at the end of the applicable time period, your costs would be:

1 year	3 years	5 years	10 years
$319	$1,025	$1,827	$4,330”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2012. Please keep this supplement for future reference.